UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

360 Funds

(Exact name of registrant as specified in charter)

4300 Shawnee Mission Pkwy, Suite 100, Fairway, KS	66205
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange St.

Wilmington, DE 19801

(Name and address of agent for service)

With Copies To:

John H. Lively

Practus, LLP

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

Registrant’s telephone number, including area code: 800-934-5550

Date of fiscal year end: 06/30/2018

Date of reporting period: 06/30/2018

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders of the IMS Family of Funds, series of the 360 Funds (the “registrant”) for the year ended June 30, 2018 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

IMS Capital Value Fund
IMS Strategic Income Fund
IMS Dividend Growth Fund

Annual Report

June 30, 2018

Fund Advisor:

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, OR 97086

Toll Free (800) 934-5550

IMS CAPITAL VALUE FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS

Annual Report

June 30, 2018

Dear Fellow Shareholders,

The U.S. Economy continued to power forward over the past year. A generally positive, improving global economy helped lift earnings expectations for U.S. companies. Starting in July of 2017, steady job growth, an uptick in wages, near full employment and low inflation delighted investors well into January of 2018. The optimism cooled in late January as the market reversed course sharply and did not ultimately bottom until mid-March. By the end of the fiscal year, June 30, 2018, stocks had rebounded somewhat, but remained well below the late January highs.

An incredibly tumultuous political environment has persisted throughout the Trump Presidency, however, all of the turmoil and protests were not able to derail the stock market. In fact, several markets around the globe have been setting new highs recently. In general, markets have been very resilient. The positives are many including low interest rates, low unemployment, low inflation, low gas prices, strong consumer spending, high consumer confidence and surging corporate profits.

Once again, the U.S. stock market outpaced the majority of International and Emerging markets during the year. One concern we have is that much of the investor zeal seems to be focused on a small number of large, popular growth stocks that are priced fairly high. We would like to see more breadth to this bull market. The traditional, more conservative and reasonably-priced value stocks are being largely overlooked by the markets. Growth stocks significantly out performed value stocks over the past year regardless of company size however, since the Fund tends to focus on large companies, it is particularly relevant to look at Russell Top200 Growth Index compared to the Russell Top200 Value Index. The disparity is astounding. Over the past year, the Russell Top200 Growth Index is up 23.80% while the Russell Top200 Value Index is up +6.38%. While we are pleased that our value-focused IMS Capital Value Fund returned +5.05% over the past year, the growth-focused S&P 500 Index returned +14.37% which is frustrating by comparison. Fund performance was better year-to-date, over the first six months of 2018. The Fund was basically flat, -0.16%, compared to the Russell Top200 Value Index at -2.41% and the S & P 500 Value Index which was down -2.22%. The large cap growth oriented S & P 500 Index was up +2.65%.

We are not swayed by the trend over the past few years of growth beating value. We have seen these cycles before and we are value investors for a reason. We know from 30 years of investing experience why it pays to stick with value. Value tends to hold up better in down markets, it always comes back in favor and ultimately value ends up winning over the long haul. But it is frustrating on the short term. While the value style of investing has outperformed the growth style of investing handily over time, there have always been periods where the reverse has been true. This has been one of those times.

The Fund’s 43 holdings were diversified across all of the market’s major sectors. The three highest sector weightings in the Fund were consumer cyclicals, healthcare and technology. The three lowest sector weightings were basic materials, utilities and telecom. Nearly 80% of the Fund is invested in large cap companies and the Fund holds only 1.7% in cash.

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During the past year, the best performer in the Fund was Netflix (NFLX), the global leader in streaming entertainment content, which posted a one-year return of +162%. Amazon (AMZN) was another of the Fund’s top performers up 76% during the year. PayPal (PYPL) was up +55% as the under-banked population worldwide continues to adopt their online payments platform at a blistering pace. Vistra Energy (VST) up +41% is a sleepy Texas–based utility company with very little debt and higher than average growth. The economy in Texas is vibrant and we bought this company before they completed a very smart acquisition. Finally, Zoetis (ZTS) +37% represents one of our investment themes which encompasses multiple companies involved in pet products and services. There has been a strong trend for over a decade now of rapidly increasing pet ownership and pet spending. Millennials are opting for pets rather than children and baby boomers are trading in their children and grandchildren for pets. Furthermore, these pets are becoming humanized in the way they are treated and the money that is being spent on their needs. Zoetis is a Merck spin off that specializes in animal health, medicines and vaccines. Their growth has been impressive over the past 5 years while earnings have more than doubled. We expect more good things from this, and other companies we own in this space.

Companies that detracted from the Fund’s performance over the last year included InVivo Therapeutics (NVIV), -97%, a small, early-stage, biomaterials company with an innovative, and so far, promising treatment for paralyzing spinal cord injuries. The company is focused on gaining FDA approval for their bioresorbable spinal implant product, yet they continue to have challenges and delays along the way. We were too early on this one but fortunately we only had a small weighting in the stock over the past year. The second worst performing stock was Patterson Companies (PDCO) down -52%. This leading supplier of both dental and veterinary supplies, had a challenging year and delivered disappointing results on both sales and earnings. The demographics and pet trends are in their favor and we expect a sharp share price rebound at some point. General Electric (GE) -49% also had a challenging year and delivered disappointing results on both sales and earnings. They fired their long time CEO and cut their dividend as well. The story is well-known but with such a strong economy, we think they are undervalued. Dish Networks (DISH) -46% is a leading provider of satellite TV services but their main asset is the vast amount of broadband wireless spectrum that their brilliant, billionaire founder Craig Ergen has amassed. The market struggles with how to value these assets and their valuable subscriber base, choosing rather to focus on their earnings and debt levels. We believe this will play out with the value coming to the surface through an acquisition not unlike Cricket Wireless and Sirius Satellite Radio. Finally, Celegene (CELG) lost -39% during a rough year for the biotech company in terms of new drug approvals. On the positive side however, their sales, earnings and cash flow all increased and they maintained their A+ financial strength rating from ValueLine, Inc. Down from $147, we see great upside possible with the stock currently trading in the high 70’s.

We continue to look for undervalued, seasoned companies with positive business momentum that are diversified across strategically-chosen, opportunistic industries. We believe in buying strength on weakness, in other words, buying good strong companies when they are down, in industries that are well positioned for the long term. We thank you for continuing to invest alongside us in the IMS Capital Value Fund as we focus on building wealth wisely.

Sincerely,

Carl W. Marker

Portfolio Manager

IMS Capital Value Fund

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INVESTMENT RESULTS – (Unaudited)

	Average Annual Total Returns (for periods ended June 30, 2018)
	One Year	Five Year	Ten Year
IMS Capital Value Fund*	5.05%	7.47%	4.83%
S&P 500® Index**	14.37%	13.41%	10.17%

Total annual operating expenses, as disclosed in the Fund’s current prospectus dated October 30, 2017, were 1.69% of average daily net assets. The Advisor has contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Value Fund’s business, interest and dividend expense on securities sold short, and amounts, if any payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)) do not exceed 1.95% of the Value Fund’s average daily net assets through October 31, 2018, subject to the Advisor’s right to recoup payments on a rolling three-year basis so long as the payment would not exceed the 1.95% expense cap. This expense cap agreement may be terminated by either party upon 60 days’ written notice prior to the end of the then-current term of the agreement.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The annual total returns included for the above Fund are net of the total annual operating expenses for the Fund, while no annual operating expenses are deducted for S&P 500® Index.

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Comparison of the Growth of a $10,000 Investment in the IMS Capital Value Fund and the S&P 500® Index for
the 10 Years Ended June 30, 2018 (Unaudited)

The chart above assumes an initial investment of $10,000 made on June 30, 2008 and held through June 30, 2018. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

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IMS STRATEGIC INCOME FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS

Annual Report

June 30, 2018

Dear Fellow Shareholders,

The U.S. economy continued its longest recovery since World War II. Most economic measures are stronger than a year ago, and the economy has been further stimulated by the recent tax cuts and spending increases. The Federal Reserve has been slow and steady, raising the short-term Fed Funds rate three times in the twelve months ending June 30. This caused a significant selloff across the whole yield curve. The 1-year T-note is now 2.41%, and the 30-year T-bond is 3.08%. This increase did little to slow the real economy, but was a negative headwind for investment grade bonds. Most lost money over the year. The stock market was another matter as stocks have generally advanced. A lower tax rate, larger fiscal deficit (stimulation), and real earnings growth overwhelmed the effects of higher rates.

Around the world, all countries except a few have growing economies, but they are generally behind the U.S. in the cycle of raising interest rates. Indeed, many rates in Japan and Germany are still below zero. The increasing interest rate difference versus the U.S. has made many foreign currencies weaker vs. the U.S. dollar, which hurts U.S. exports. Cross border investment has also been chilled by uncertainty in future trade conditions. The UK has not reached agreement on Brexit terms of separation from the European Union. North American trade among Canada, the U.S., and Mexico has been hit with a number of new tariffs. U.S. bilateral trade with China and Europe is also threatened with a series of higher tariffs.

In this environment, the IMS Strategic Income Fund returned -8.10% in the first half of calendar 2018 (dividends reinvested), and -10.71% over the 12 month fiscal year ending June 30, 2018. The Bloomberg-Barclay’s U.S. Aggregate Bond Index returned -1.62% and -0.41% over the same periods. The Index approximates the US investment grade bond universe. It is roughly 1/3 U.S. government bonds, 1/3 mortgage bonds, and 1/3 investment grade corporate debt. The IMS Strategic Income Fund began the fiscal year with 30% in U.S. stocks, 15% in high yield bonds, and 55% in investment grade bonds. Over the year, we chose to sell most of our high yield bonds, and some of our investment grade bonds, albeit with some losses. The investment grade bonds are structured to have higher coupons with a steeper yield curve. The flattening curve has hurt their coupons and prices. We do expect this to reverse at some point and our remaining investment grade, structured bonds should benefit significantly when this happens.

Because of our strategic decision to shift into equities, the Fund ended the year with 70% dividend-paying stocks and 30% in bonds. All of the remaining bonds are investment grade except one 2% distressed bond position. There is no emerging market exposure. The dividend-paying stocks are high quality, large-cap companies that at year end included AT&T, Cardinal Health, Cisco Systems, Clorox, General Mills and Verizon.

5

We are proud of the fact that the IMS Strategic Income Fund has paid a dividend every month since the Fund’s inception over 15 years ago. We continue to look for the best combination of current income and reasonable price appreciation. We believe that our current Fund allocation will benefit shareholders substantially if equities continue to perform well and the relationship between long-term and short-term interest rates begins to normalize. We thank you for investing alongside us in the IMS Strategic Income Fund as we continue building wealth wisely.

Sincerely,

Carl W. Marker

Portfolio Manager

IMS Strategic Income Fund

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INVESTMENT RESULTS – (Unaudited)

	Average Annual Total Returns (for periods ended June 30, 2018)
	One Year	Five Year	Ten Year
IMS Strategic Income Fund*	(10.71)%	(9.23)%	(3.67)%
Barclays U.S. Aggregate Bond Index**	(0.41)%	2.27%	3.72%

Total annual operating expenses, as disclosed in the Fund’s current prospectus dated October 30, 2017, were 2.93% of average daily net assets (1.98% after fee waivers/expense reimbursements by the Advisor). The Advisor contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Income Fund’s business, interest and dividend expense on securities sold short, and amounts, if any payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) do not exceed 1.95% of the Income Fund’s average daily net assets through October 31, 2018, subject to the Advisor’s right to recoup payments on a rolling three-year basis so long as the payment would not exceed the 1.95% expense cap. This expense cap agreement may be terminated by either party upon 60 days’ written notice prior to the end of the then-current term of the agreement.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	The Barclays U.S. Aggregate Bond Index is a widely-used indicator of the bond market. The index is market capitalization-weighted and is made up of U.S. bonds that are primarily investment grade, which has a greater number of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The annual total returns included for the above Fund are net of the total annual operating expenses for the Fund, while no annual operating expenses are deducted for the Barclays U.S. Aggregate Bond Index.

7

Comparison of the Growth of a $10,000 Investment in the IMS Strategic Income Fund and the
Barclays U.S. Aggregate Bond Index for the 10 Years Ended June 30, 2018 (Unaudited)

The chart above assumes an initial investment of $10,000 made on June 30, 2008and held through June 30, 2018. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

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IMS DIVIDEND GROWTH FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS

Annual Report

June 30, 2018

Dear Fellow Shareholders,

U.S. Equity markets for the year ending June 30, 2018 delivered robust returns. However, the returns were volatile and unevenly distributed between value and growth. The market volatility picked up in the first half of calendar year 2018. Increased rhetoric about the increasing possibilities of trade tensions, the ongoing economic fragility in both Venezuela and Turkey created additional uncertainty among global investors. Once again the U.S. Equity markets performed strong compared to the majority of the International and Emerging Equity markets.

A generally positive global economy activity helped lift expectations for U.S. corporate earnings growth. U.S. economic data supports investors’ widespread optimism. Steady job growth in recent years has restored the labor force to near full employment, wage growth is ticking higher, and the Consumer Price Index ("CPI") remains benign. However, the relatively good economic results were not enough to offset the mounting risks for investors. Both the U.S. and International Equity markets began to sell off from the end of January until mid-March before generally rebounding.

During the first half of fiscal 2017, the IMS Dividend Growth Fund (the “Fund”) returned +10.16% compared to the S&P 500’s return of +11.12% for the six-month period ended December 31, 2017. Over the full one-year period ended June 30, 2018, the Fund returned 7.05% vs. the Index’s return of +14.37%.

The disappointing results relative to the S&P 500 are primarily the result of two factors. First, our overweight allocation to value oriented stocks. Second, our allocation to consumer staples and tobacco related stocks significantly underperformed.

The Fund’s best performers over the past year included Microsoft returning +46.07%, S&P Global, the data giant and index licensing firm continued to deliver strong results returning +41.24%, CME Group returning +36.54% and TXJ Companies returning +34.22%. We continue to see opportunity in large, predictable dividend paying businesses in areas like financial services, technology, and healthcare.

The Fund’s worst performers included Cardinal Health, which declined 35.41% as continued pricing pressure on generic drugs adversely impact the business coupled with threats of a firm like Amazon entering the drug wholesaling space. Philip Morris declined 28.17% and Altria Group declined 20.46%, virtually the entire tobacco sector is in a bear market. Kraft Heinz and Whirlpool were both laggards in our consumer staples allocation returning -24.09% and -21.64% for the last twelve months.

We think the companies in the Fund have unique operating businesses, strong financial positioning, and opportunities for long-term future growth. These characteristics increase the likelihood that the companies in our Fund will continue to pay and increase dividends and appreciate over time. We are encouraged by the facts that our portfolios average Price to Earnings ratio is about 14x while the S&P 500 trades at 17-18x while our we collect a higher current yield than the S&P 500 and have approximately the same long-term earnings growth rates. We thank you for investing alongside us in the IMS Dividend Growth Fund as we continue to focus on building wealth wisely.

Sincerely,

Carl W. Marker & Christopher L. Magaña

Co-Portfolio Managers

IMS Dividend Growth Fund

9

INVESTMENT RESULTS – (Unaudited)

	Average Annual Total Returns (for periods ended June 30, 2018)
	One Year	Five Year	Ten Year
IMS Dividend Growth Fund*	7.05%	8.28%	6.00%
S&P 500® Index**	14.37%	13.41%	10.17%

Total annual operating expenses, as disclosed in the Fund’s current prospectus dated October 30, 2017, were 2.34% of average daily net assets (1.95% after fee waivers/expense reimbursements by the Advisor). The Advisor has contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Growth Fund’s business, interest and dividend expense on securities sold short, and amounts, if any payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) do not exceed 1.95% of the Growth Fund’s average daily net assets through October 31, 2018, subject to the Advisor’s right to recoup payments on a rolling three-year basis so long as the payment would not exceed the 1.95% expense cap. This expense cap agreement may be terminated by either party upon 60 days’ written notice prior to the end of the then-current term of the agreement.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**	The S&P 500® Index is a widely recognized unmanaged index of equity prices and has a greater number of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The annual total returns included for the above Fund are net of the total operating expenses for the Fund, while no annual operating expenses are deducted for the S&P 500 Index.

10

Comparison of the Growth of a $10,000 Investment in the IMS Dividend Growth
and the S&P 500® Index for the 10 years Ended June 30, 2018 (Unaudited)

The chart above assumes an initial investment of $10,000 made on June 30, 2008 and held through June 30, 2018. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

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FUND HOLDINGS – (Unaudited)

IMS Capital Value Fund Holdings as of June 30, 20181

1As a percent of net assets.

The investment objective of the IMS Capital Value Fund is long-term growth from capital appreciation and, secondarily, income from dividends. The IMS Capital Value Fund typically invests in mid-cap securities, which the Advisor defines as those with a market capitalization of approximately $2 billion to $11 billion, and in large-cap securities, which the Advisor defines as those with a market capitalization of greater than $11 billion.

12

FUND HOLDINGS – (Unaudited) (continued)

IMS Strategic Income Fund Holdings as of June 30, 20181

1As a percent of net assets.

The investment objective of the IMS Strategic Income Fund is current income, and a secondary objective of capital appreciation. In pursuing its investment objectives, the Strategic Income Fund generally invests in corporate bonds, government bonds, dividend-paying common stocks, preferred and convertible preferred stocks, income trusts (including business trusts, oil royalty trusts and real estate investment trusts), money market instruments and cash equivalents. The Strategic Income Fund may also invest in structured products, such as reverse convertible notes, a type of structured note, and in 144A securities that are purchased in private placements and thus are subject to restrictions on resale (either as a matter of contract or under federal securities laws), but only where the Advisor has determined that a liquid trading market exists. Under normal circumstances, the Strategic Income Fund will invest at least 80% of its assets in dividend paying or other income producing securities.

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FUND HOLDINGS – (Unaudited) (continued)

IMS Dividend Growth Fund Holdings as of June 30, 20181

1 As a percent of net assets.

The investment objective of the IMS Dividend Growth Fund is long-term growth from capital appreciation and dividends. The Dividend Growth Fund invests primarily in a diversified portfolio of dividend–paying common stocks. The Dividend Growth Fund’s Advisor, IMS Capital Management, Inc., employs a combination of fundamental, technical and macro market research to identify companies that the Advisor believes have the ability to maintain or increase their dividend payments, because of their significant cash flow production.

Availability of Portfolio Schedules – (Unaudited)

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, such as short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2018 through June 30, 2018).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is only useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

IMS Funds	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During the Period* January 1, 2018 – June 30, 2018
Capital Value Fund
Actual (-0.16%)	$1,000.00	$998.40	$8.72
Hypothetical**	$1,000.00	$1,016.10	$8.80
Strategic Income Fund
Actual (-8.10)%	$1,000.00	$919.00	$9.80
Hypothetical**	$1,000.00	$1,014.60	$10.29
Dividend Growth Fund
Actual (-2.98%)	$1,000.00	$970.20	$9.62
Hypothetical**	$1,000.00	$1,015.00	$9.84

*	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The annualized expense ratios for the Capital Value Fund, Strategic Income Fund, and the Dividend Growth Fund were 1.76%, 2.06%, and 1.97%, respectively.
**	Assumes a 5% annual return before expenses.

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IMS CAPITAL VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2018

COMMON STOCK - 98.82%	Shares	Fair Value

Consumer Discretionary - 21.37%
Amazon.com, Inc. (a)	600	$1,019,880
DISH Network Corp. - Class A (a)	12,050	405,001
Dollar Tree, Inc. (a)	10,500	892,500
Domino's Pizza, Inc.	3,430	967,843
Home Depot, Inc.	4,478	873,658
Netflix, Inc. (a)	2,500	978,575
Service Corp. International/US	21,500	769,485
Starbucks Corp.	12,124	592,257
Yum! Brands, Inc.	8,911	697,018
		7,196,217
Consumer Staples -3.10%
Archer-Daniels-Midland Co.	2,800	128,324
JM Smucker Co.	1,000	107,480
Walmart, Inc.	9,453	809,649
		1,045,453
Energy - 5.82%
Apache Corp.	19,700	920,975
Helmerich & Payne, Inc.	16,300	1,039,288
		1,960,263
Financials - 15.09%
Capital One Financial Corp.	9,600	882,240
Columbia Banking System, Inc.	21,000	858,900
First Republic Bank/CA	8,200	793,678
Goldman Sachs Group, Inc.	3,500	771,995
New York Community Bancorp, Inc.	78,900	871,056
Wells Fargo & Co.	16,300	903,672
		5,081,541
Health Care - 17.53%
Bristol-Myers Squibb Co.	13,314	736,797
Brookdale Senior Living, Inc. (a)	61,100	555,399
Celgene Corp. (a)	6,100	484,462
Edwards Lifesciences Corp. (a)	6,000	873,420
Gilead Sciences, Inc.	9,900	701,316
IDEXX Laboratories, Inc. (a)	5,000	1,089,700
InVivo Therapeutics Holdings Corp. (a)	20,009	34,015
Patterson Cos, Inc.	21,647	490,737
Zoetis, Inc.	11,000	937,090
		5,902,936

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IMS CAPITAL VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2018

COMMON STOCK - 98.82% (continued)	Shares	Fair Value

Industrials - 10.55%
Arconic, Inc.	30,000	$510,300
General Electric Co.	57,500	782,575
Kansas City Southern	8,500	900,660
Stanley Black & Decker, Inc.	5,040	669,362
Stericycle, Inc. (a)	10,600	692,074
		3,554,971
Information Technology - 18.29%
Advanced Micro Devices, Inc. (a)	65,400	980,346
Alphabet, Inc. (a)	947	1,056,521
Apple, Inc.	4,070	753,398
Paychex, Inc.	14,500	991,075
PayPal Holdings, Inc. (a)	7,121	592,966
Qorvo, Inc. (a)	5,600	448,952
Symantec Corp.	26,000	536,900
Western Digital Corp.	10,350	801,194
		6,161,352
Materials - 1.91%
Nucor Corp.	10,300	643,750

Telecommunication Services - 2.00%
Verizon Communications, Inc.	13,400	674,154

Utilities - 3.16%
Vistra Energy Corp. (a)	45,000	1,064,700

TOTAL COMMON STOCK (Cost $29,141,362)		33,285,337

MONEY MARKET SECURITIES - 1.72%
Federated Government Obligations Fund - Institutional Shares, 1.75% (b)	579,016	579,016

TOTAL MONEY MARKET SECURITIES (Cost $579,016)		579,016

TOTAL INVESTMENTS (Cost $29,720,378) - 100.54%		$33,864,353
LIABILITES IN EXCESS OF OTHER ASSETS, NET - (0.54%)		(182,029)
NET ASSETS - 100.00%		$33,682,324

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Rate shown represents the 7-day yield at June 30, 2018, is subject to change and resets daily.

See accompanying notes which are an integral part of these financial statements.

17

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

June 30, 2018

COMMON STOCK - 63.35%	Shares	Fair Value

Consumer Staples - 13.33%
Clorox Co.	950	$128,488
General Mills, Inc.	3,100	137,205
Hormel Foods Corp.	3,500	130,235
McCormick & Co, Inc.	1,100	127,699
		523,627
Financials - 20.53%
Bank of Nova Scotia	2,300	131,606
Franklin Resources, Inc.	4,300	137,815
JPMorgan Chase & Co.	1,200	125,040
Umpqua Holdings Corp.	6,000	135,540
US Bancorp	2,800	140,056
Valley National Bancorp	11,200	136,192
		806,249
Health Care - 12.92%
AbbVie, Inc.	1,200	111,180
Bristol-Myers Squibb Co.	2,600	143,884
Cardinal Health, Inc.	2,800	136,724
Patterson Cos, Inc.	5,100	115,617
		507,405
Information Technology - 3.07%
Cisco Systems, Inc.	2,800	120,484

Materials - 7.03%
Air Products & Chemicals, Inc.	890	138,600
Nucor Corp.	2,200	137,500
		276,100
Telecommunication Services - 6.47%
AT&T, Inc.	4,000	128,440
Verizon Communications, Inc.	2,500	125,775
		254,215

TOTAL COMMON STOCK (Cost $2,566,422)		2,488,080

	Principal Amount	Fair Value
CORPORATE BONDS - 5.72%
Under Armour, Inc., 3.250%, due 06/15/2026 (a)	$250,000	224,737

TOTAL CORPORATE BONDS (Cost $219,375)		224,737

FOREIGN BONDS DENOMINATED IN US DOLLARS - 1.89%

Cash Store Financial Services, Inc., 11.500%, 01/31/2017 - Canada (b) (d) (e) (f) (g)	1,289,000	74,220
Newland International Properties Corp., 9.500%, 07/03/2017 - Panama (b) (d) (f) (g)	486,963	—
Newland International Properties Corp., 9.500%, 07/03/2017 - Panama (b) (f) (g) (h)	297,010	—

TOTAL FOREIGN BONDS DENOMINATED IN US DOLLARS (Cost $1,881,347)		74,220

18

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

June 30, 2018

STRUCTURED NOTES - 23.76%	Principal Amount	Fair Value

Morgan Stanley Fixed to Floating Rate Leveraged CMS and Index Linked Note, 1.404%, 08/30/2028 (c)	$350,000	$216,125
Natixis US Medium-Term Note Program LLC Callable Fixed-to Floating Capped Range Accrual Note, 0.980%, 10/31/2034 (c)	500,000	304,375
SG Structured Products, Inc. Callable Fixed to Variable Barrier Range Dual Index Linked Note, 1.164%, 11/27/2028 (c)	600,000	412,620

TOTAL STRUCTURED NOTES (Cost $1,424,790)		933,120

MONEY MARKET SECURITIES - 6.21%
Federated Government Obligations Fund - Institutional Shares, 1.75% (a)	243,841	$243,841

TOTAL MONEY MARKET SECURITIES (Cost $243,841)		243,841

TOTAL INVESTMENTS (Cost $6,335,775) - 100.93%		$3,963,998
LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.93)%		(36,491)
NET ASSETS - 100.00%		$3,927,507

Percentages are stated as a percent of net assets.

(a)	Variable rate security. Rate shown represents the 7-day yield at June 30, 2018 and resets daily.
(b)	This security is currently valued by the Advisor using fair valuation procedures approved by the Board of Trustees under the oversight of the Fair Valuation Committee.
(c)	Variable rate security. Rate shown represents the rate in effect at June 30, 2018.
(d)	Security exempted from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional investors.
(e)	Non-income producing security.
(f)	Security is illiquid at June 30, 2018, at which time the aggregate value of illiquid securities is $74,220 or 1.89% of net assets.
(g)	Issue is in default.
(h)	Security exempted from registration under Regulation S of the Securities Act of 1933.

See accompanying notes which are an integral part of these financial statements.

19

IMS DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS

June 30, 2018

COMMON STOCK - 99.40%	Shares	Fair Value

Consumer Discretionary - 12.56%
General Motors Co. - Class C	5,800	$228,520
NVR, Inc. (a)	42	124,755
TJX Cos, Inc.	5,395	513,496
Twenty-First Century Fox, Inc. - Class B	3,000	147,810
Whirlpool Corp.	2,537	370,986
		1,385,567
Consumer Staples - 8.83%
Altria Group, Inc.	6,860	389,579
Kraft Heinz, Co.	3,790	238,088
Philip Morris International, Inc.	4,296	346,858
		974,525
Energy - 0.38%
PBF Energy, Inc. - Class A	1,000	41,930

Financials - 26.78%
Axis Capital Holdings Ltd.	5,300	294,786
Bank of America Corp.	14,344	404,357
BlackRock, Inc.	1,247	622,303
CME Group, Inc.	3,955	648,304
M&T Bank Corp.	1,300	221,195
S&P Global, Inc.	3,332	679,361
State Street Corp.	900	83,781
		2,954,087
Health Care - 15.71%
Abbott Laboratories	6,500	396,435
AbbVie, Inc.	5,900	546,635
Cardinal Health, Inc.	6,284	306,848
Johnson & Johnson	3,988	483,904
		1,733,822
Industrials - 9.93%
Copa Holdings SA - Class A - Panama	1,000	94,620
Lockheed Martin Corp.	1,598	472,097
Parker-Hannifin Corp.	1,000	155,850
Southwest Airlines Co.	7,330	372,950
		1,095,517
Information Technology - 22.18%
Alphabet, Inc. - Class C (a)	100	111,565
Apple, Inc.	3,205	593,278
CDK Global, Inc.	5,350	348,018
Microsoft Corp.	6,470	638,007
Oracle Corp.	3,869	170,468
QUALCOMM, Inc.	5,000	280,600
Sabre Corp.	7,000	172,480
Visa, Inc. - Class A	1,000	132,450
		2,446,866

20

IMS DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS

June 30, 2018

COMMON STOCK - 99.40% (continued)	Shares	Fair Value

Real Estate - 2.64%
Outfront Media, Inc.	15,000	$291,750

Utilities - 0.39%
PG&E Corp.	1,000	42,560

TOTAL COMMON STOCK (Cost $9,682,080)		10,966,624

MONEY MARKET SECURITIES - 0.71%
Federated Government Obligations Fund - Institutional Shares, 1.75% (b)	78,364	78,364

TOTAL MONEY MARKET SECURITIES (Cost $78,364)		78,364

TOTAL INVESTMENTS (Cost $9,760,444) - 100.11%		$11,044,988
LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.11)%		(12,544)
NET ASSETS - 100.00%		$11,032,444

Percentages are stated as a percent of net assets.

(a)  Non-income producing security.

(b) Rate shown represents the 7-day yield at June 30, 2018, is subject to change and resets daily.

See accompanying notes which are an integral part of these financial statements.

21

IMS FAMILY OF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2018

	IMS Capital Value Fund	IMS Strategic Income Fund	IMS Dividend Growth Fund
Assets:
Investments in securities:
At cost	$29,720,378	$6,335,775	$9,760,444
At fair value	$33,864,353	$3,963,998	$11,044,988
Receivables:
Interest	905	3,688	187
Dividends	19,049	22,118	15,138
Fund shares sold	50	—	—
Prepaid expenses	6,084	3,262	3,964
Total assets	33,890,441	3,993,066	11,064,277

Liabilities:
Payables:
Fund shares redeemed	148,201	31,783	—
Due to advisor	34,166	14,276	11,373
Due to administrator, fund accountant and transfer agent	8,212	2,224	3,398
Accrued expenses	17,538	17,276	17,062
Total liabilities	208,117	65,559	31,833
Net Assets	$33,682,324	$3,927,507	$11,032,444

Net Assets consist of:
Paid-in capital	$26,510,385	$30,693,919	$9,747,900
Undistributed (accumulated) net investment income (loss)	(23,838)	9,441	—
Undistributed (accumulated) net realized gain (loss) on investments	3,051,802	(24,404,076)	—
Net unrealized appreciation (depreciation) on investments	4,143,975	(2,371,777)	1,284,544
Total Net Assets	$33,682,324	$3,927,507	$11,032,444

Shares outstanding (unlimited number of shares authorized, no par value)	1,360,990	1,604,956	705,514
Net asset value and offering price per share	$24.75	$2.45	$15.64
Minimum redemption price per share (a)	$24.63	$2.44	$15.56

(a) A redemption fee of 0.50% will be assessed on shares of the Fund that are redeemed within 90 days of purchase.

See accompanying notes which are an integral part of these financial statements.

22

IMS FAMILY OF FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2018

	IMS Capital Value Fund	IMS Strategic Income Fund	IMS Dividend Growth Fund

Investment income:
Dividends (net of foreign withholding taxes of $0, $1,826 and $0, respectively)	$629,033	$295,984	$311,751
Interest	5,655	143,313	2,159
Total investment income	634,688	439,297	313,910

Expenses:
Investment Advisor fees (a)	444,155	61,504	152,270
Accounting, administration and transfer agent fees and expenses (a)	104,259	28,607	40,981
Registration expenses	18,711	9,984	6,828
Trustee expenses	15,357	16,357	15,357
Audit expenses	12,002	12,002	12,002
Miscellaneous expenses	9,181	8,280	8,895
Custodian expenses	7,436	7,231	5,357
Legal expenses	7,381	7,381	7,286
Shareholder networking fees	6,685	1,994	1,510
Interest expenses	5,172	3,255	1,875
Pricing expenses	4,707	5,693	3,361
Insurance expenses	1,927	879	967
Printing expenses	920	920	920
Total expenses	637,893	164,087	257,609
Less: Fees waived by Advisor (a)	—	(65,700)	(20,568)
Net expenses	637,893	98,387	237,041

Net Investment Income (Loss)	(3,205)	340,910	76,869

Realized and unrealized gain (loss) on investment securities and foreign currency:
Net realized gain (loss) on investment securities and foreign currency	3,231,265	(3,242,198)	631,069
Change in unrealized appreciation (depreciation) on investment securities and foreign currency	(1,332,804)	2,370,157	27,616
Net realized and unrealized gain (loss) on investment securities and foreign currency	1,898,461	(872,041)	658,685

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,895,256	$(531,131)	$735,554

(a) See Note 4 in the Notes to Financial Statements.

See accompanying notes which are an integral part of these financial statements.

23

IMS STRATEGIC INCOME FUND

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2018

Increase (decrease) in cash:
Cash flows from operating activities:
Net decrease in net assets from operations	$(531,131)
Adjustments to reconcile net decrease in net assets from operations to net cash provided from operating activities:
Accretion of discount/Amortization of premium, net	(4,729)
Purchase of investment securities	(35,396,165)
Proceeds from disposition of investment securities	36,552,287
Purchases of short-term investment securities, net	(243,175)
Decrease in dividends and interest receivable	19,303
Increase in receivables for securities sold	441,103
Decrease in prepaid expenses	448
Decrease in payable for securities purchased	(555,728)
Increase in accrued expenses	14,780
Net unrealized appreciation on investment securities and foreign currency	(2,370,157)
Net realized loss on investment securities	3,253,576
Net cash provided from operating activities	1,180,412

Cash flows from financing activities:
Proceeds from loan	3,730,560
Payments on loan	(3,811,560)
Proceeds from Fund shares sold	147,604
Payment on Fund shares redeemed	(1,221,787)
Cash distributions paid	(25,229)
Net cash used in financing activities	(1,180,412)

Net increase in cash	$—

Cash:
Beginning of year	$—
End of year	$—

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of distributions of $298,478 and an increase in payable for Fund shares redeemed of $22,348.

Interest paid by the Fund for outstanding balances on the line of credit amounted to $3,255.

See accompanying notes which are an integral part of these financial statements.

24

IMS CAPITAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2018	June 30, 2017
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income (loss)	$(3,205)	$30,642
Net realized gain on investment securities	3,231,265	4,666,957
Change in unrealized depreciation on investment securities	(1,332,804)	(263,453)
Net increase in net assets resulting from operations	1,895,256	4,434,146

Distributions to shareholders from:
Net investment income	(30,009)	—
Net realized capital gains	(743,240)	—
Total Distributions	(773,249)	—

Capital share transactions:
Proceeds from shares purchased	390,800	827,139
Reinvestment of distributions	763,379	—
Amount paid for shares redeemed	(9,301,256)	(3,237,867)
Proceeds from redemption fees	14	913
Net decrease in net assets from share transactions	(8,147,063)	(2,409,815)

Total Increase (Decrease) in Net Assets	(7,025,056)	2,024,331

Net Assets:
Beginning of year	40,707,380	38,683,049

End of year	$33,682,324	$40,707,380
Accumulated undistributed net investment income (loss) included in net assets at end of year	$(23,838)	$9,376

Capital Share Transactions
Shares purchased	18,516	36,042
Shares issued in reinvestment of distributions	30,843	—
Shares redeemed	(381,225)	(141,039)
Net decrease in capital shares	(331,866)	(104,997)

See accompanying notes which are an integral part of these financial statements.

25

IMS STRATEGIC INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2018	June 30, 2017
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$340,910	$571,332
Net realized loss on investment securities and foreign currency	(3,242,198)	(2,499,792)
Change in unrealized appreciation on investment securities and foreign currency	2,370,157	1,764,764
Net decrease in net assets resulting from operations	(531,131)	(163,696)

Distributions to shareholders from:
Net investment income	(323,707)	(620,984)
Total distributions	(323,707)	(620,984)

Capital share transactions:
Proceeds from shares purchased	147,604	368,936
Reinvestment of distributions	298,478	546,339
Amount paid for shares redeemed	(1,244,136)	(3,415,589)
Proceeds from redemption fees	1	171
Net decrease in net assets from share transactions	(798,053)	(2,500,143)

Total Decrease in Net Assets	(1,652,891)	(3,284,823)

Net Assets:
Beginning of year	5,580,398	8,865,221

End of year	$3,927,507	$5,580,398
Accumulated undistributed net investment income (loss) included in net assets at end of year	$9,441	$(7,762)

Capital Share Transactions
Shares purchased	51,199	112,779
Shares issued in reinvestment of distributions	108,902	173,326
Shares redeemed	(460,521)	(1,095,463)
Net decrease in capital shares	(300,420)	(809,358)

See accompanying notes which are an integral part of these financial statements.

26

IMS DIVIDEND GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2018	June 30, 2017
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$76,869	$66,177
Net realized gain (loss) on investment securities	631,069	(105,589)

Change in unrealized appreciation on investment securities	27,616	1,500,916
Net increase in net assets resulting from operations	735,554	1,461,504

Distributions to shareholders from:
Net investment income	(84,089)	(60,595)
Return of capital	(5,815)	—
Total distributions	(89,904)	(60,595)

Capital share transactions:
Proceeds from shares purchased	3,612,764	894,876
Reinvestment of distributions	89,392	60,462
Amount paid for shares redeemed	(3,112,582)	(1,034,806)
Proceeds from redemption fees	71	200
Net increase (decrease) in net assets from share transactions	589,645	(79,268)

Total Increase in Net Assets	1,235,295	1,321,641

Net Assets:
Beginning of year	9,797,149	8,475,508

End of year	$11,032,444	$9,797,149
Accumulated undistributed net investment income included in net assets at end of year	$—	$7,220

Capital Share Transactions
Shares purchased	230,719	62,833
Shares issued in reinvestment of distributions	5,621	4,273
Shares redeemed	(196,511)	(72,902)
Net increase (decrease) in capital shares	39,829	(5,796)

See accompanying notes which are an integral part of these financial statements.

27

IMS CAPITAL VALUE FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	For the Years Ended
	June 30, 2018		June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014

Net Asset Value, Beginning of Year	$24.05		$21.52	$23.16	$21.10	$17.62

Investment Operations:
Net investment income (loss)	(0.00	)(a)	0.02	(0.04)	(0.04)	(0.10)
Net realized and unrealized gain (loss) on investments	1.22		2.51	(1.60)	2.10	3.58
Total from investment operations	1.22		2.53	(1.64)	2.06	3.48

Less Distributions to shareholders:
From net investment income	(0.02)		—	—	—	—
From net realized capital gains	(0.50)		—	—	—	—
Total distributions	(0.52)		—	—	—	—

Paid in capital from redemption fees (a)	—		—	—	—	—

Net Asset Value, End of Year	$24.75		$24.05	$21.52	$23.16	$21.10

Total Return (b)	5.05%		11.76%	(7.08)%	9.76%	19.75%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$33,682		$40,707	$38,683	$40,716	$40,262

Ratio of expenses to average net assets:	1.74	%(c)	1.69%	1.69%	1.74%	2.05%

Ratio of net investment income (loss) to average net assets:	(0.01	)%(c)	0.08%	(0.19)%	(0.17)%	(0.50)%

Portfolio turnover rate	40.01%		84.33%	64.78%	62.98%	110.42%

(a)	Net investment loss and redemption fees resulted in less than $0.005 per share.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(c)	The ratios include 0.01% of interest expense during the year ended June 30, 2018.

See accompanying notes which are an integral part of these financial statements.

28

IMS STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	For the Years Ended
	June 30, 2018		June 30, 2017		June 30, 2016		June 30, 2015		June 30, 2014

Net Asset Value, Beginning of Year	$2.93		$3.27		$4.53		$5.95		$6.11

Investment Operations:
Net investment income	0.19		0.24		0.35		0.45		0.56
Net realized and unrealized loss on investments and foreign currency (a)	(0.49)		(0.32)		(1.28)		(1.37)		(0.15)
Total from investment operations	(0.30)		(0.08)		(0.93)		(0.92)		0.41

Less Distributions to shareholders:
From net investment income	(0.18)		(0.26)		(0.33)		(0.39)		(0.57)
Tax return of capital	—		—		—		(0.11)		—
Total distributions	(0.18)		(0.26)		(0.33)		(0.50)		(0.57)

Paid in capital from redemption fees (b)	—		—		—		—		—

Net Asset Value, End of Year	$2.45		$2.93		$3.27		$4.53		$5.95

Total Return (c)	(10.71)%		(2.69)%		(20.99)%		(16.13)%		7.00%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$3,928		$5,580		$8,865		$20,865		$37,805

Ratio of expenses to average net assets:	2.02	%(h)	1.98	%(g)	1.98	%(f)	1.96	%(e)	1.94	%(d)
Ratio of expenses to average net assets before waiver & reimbursement:	3.36	%(h)	2.93	%(g)	2.25	%(f)	1.92	%(e)	2.12%

Ratio of net investment income to average net assets:	6.99	%(h)	7.83	%(g)	9.13	%(f)	8.94	%(e)	9.27	%(d)
Ratio of net investment income to average net assets before waiver & reimbursement:	5.64	%(h)	6.87	%(g)	8.85	%(f)	8.90	%(e)	9.08%

Portfolio turnover rate	758.79%		505.62%		394.23%		562.40%		371.35%

(a)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net assets value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations.
(b)	Redemption fees resulted in less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(d)	Effective November 1, 2013, the Advisor agreed to waive fees to maintain Fund expenses at 1.95% (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses).
(e)	The ratios include 0.01% of interest expense during the year ended June 30, 2015.
(f)	The ratios include 0.03% of interest expense during the year ended June 30, 2016.
(g)	The ratios include 0.04% of interest expense during the year ended June 30, 2017.
(h)	The ratios include 0.07% of interest expense during the year ended June 30, 2018.

See accompanying notes which are an integral part of these financial statements.

29

IMS DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	For the Years Ended
	June 30, 2018		June 30, 2017	June 30, 2016		June 30, 2015	June 30, 2014

Net Asset Value, Beginning of Year	$14.72		$12.62	$13.03		$12.44	$10.96

Investment Operations:
Net investment income	0.10		0.10	0.11		0.09	0.16
Net realized and unrealized gain (loss) on investments	0.94		2.09	(0.41)		0.59	1.46
Total from investment operations	1.04		2.19	(0.30)		0.68	1.62

Less Distributions to shareholders:
From net investment income	(0.12)		(0.09)	(0.11)		(0.09)	(0.14)
Tax return of capital	0.00	(e)	—	—		—	—
Total distributions	(0.12)		(0.09)	(0.11)		(0.09)	(0.14)

Paid in capital from redemption fees (a)	—		—	—		—	—

Net Asset Value, End of Year	$15.64		$14.72	$12.62		$13.03	$12.44

Total Return (b)	7.05%		17.38%	(2.27)%		5.48%	14.88%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$11,032		$9,797	$8,476		$10,291	$8,670

Ratio of expenses to average net assets:	1.96	%(d)	1.95%	1.96	%(c)	1.95%	1.96%
Ratio of expenses to average net assets before waiver & reimbursement:	2.13	%(d)	2.34%	2.37	%(c)	2.50%	2.50%

Ratio of net investment income to average net assets:	0.64	%(d)	0.71%	0.85	%(c)	0.69%	1.39%
Ratio of net investment income to average net assets before waiver & reimbursement:	0.47	%(d)	0.32%	0.44	%(c)	0.14%	0.86%

Portfolio turnover rate	23.39%		32.76%	6.63%		86.92%	240.61%

(a)	Redemption fees resulted in less than $0.005 per share.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(c)	The ratios include 0.01% of interest expense during the year ended June 30, 2016.
(d)	The ratios include 0.01% of interest expense during the year ended June 30, 2018.
(e)	Tax return of capital distributions were less than $0.005 per share.

See accompanying notes which are an integral part of these financial statements.

30

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2018

NOTE 1. ORGANIZATION

The IMS Family of Funds (the “Funds”), comprising the IMS Capital Value Fund (the “Value Fund”), IMS Strategic Income Fund (the “Income Fund”) and IMS Dividend Growth Fund (the “Dividend Growth Fund”), were each organized as a diversified series of 360 Funds (the “Trust”) on June 20, 2014. The Trust was organized on February 24, 2005 as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The investment objective of the Value Fund is to provide long-term growth from capital appreciation and secondarily, income from dividends. The investment objective of the Income Fund is to provide current income and secondarily, capital appreciation. The investment objective of the Dividend Growth Fund is to provide long-term growth from capital appreciation and dividends. The investment advisor of each Fund is IMS Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency – Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reverse Convertible Bonds – The Funds may invest in reverse convertible notes, which are short-term notes (i.e., with maturities of one year or less) that are linked to individual equity securities. These notes make regular interest payments by the issuer, but also have a put option attached, giving the issuer the right to exercise that option only if the price of the related security drops below a stated price.

Structured notes, such as reverse convertible notes, are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/ or principal payments when due, or may default on its obligations entirely. In addition, as a result of imbedded derivative features in these securities, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.

31

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the year ended June 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended June 30, 2018, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2015.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each Fund’s relative net assets or another appropriate basis (as determined by the Board of Trustees (the “Board”)).

Security Transactions and Related Income – Each Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The first in, first out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITS) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Funds estimate the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified in the components of net assets upon receipt of K-1’s. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. For bonds that miss a scheduled interest payment, after the grace period, all interest accrued on the bond is written off and no additional interest will be accrued. However, for illiquid bonds or those bonds fair valued by the Advisor, if the Advisor’s research indicates a high recovery rate in restructuring, and the Fund expects to hold the bond until the issue is restructured, past due interest may not be written off in its entirety. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

32

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Dividends and Distributions – The Income Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Value Fund and Dividend Growth Fund intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

For the year ended June 30, 2018, the Funds made the following reclassifications to increase (decrease) the components of net assets. The reclassifications are primarily attributable to the expiration of capital loss carryforwards and tax treatment of distributions paid to shareholders.

Fund	Paid in Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments
Value Fund	$—	$—	$—
Income Fund	(24,109,306)	—	24,109,306
Dividend Growth Fund	(200,408)	5,815	194,593

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

33

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS (continued)

•	Level 2 –	other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

A description of the valuation techniques applied to each Fund’s major categories of assets measured at fair value on a recurring basis follows:

Equity securities, including common stock, real estate investment trusts, and preferred securities, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.

Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by a Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the mutual funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, municipal bonds, reverse convertible bonds, and foreign bonds denominated in U.S. dollars, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as Level 3 securities. See the chart on page 34 for more information on the inputs used by the Advisor in determining fair value of such Level 3 securities. The Advisor has used inputs such as evaluated broker quotes in inactive markets, actual trade prices in inactive markets, present value of expected future cash flows, terms of expected bond restructurings, and yields on similar securities in determining the fair value of such Level 3 securities.

34

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS (continued)

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired) are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds in which the Funds invest may default or otherwise cease to have market quotations readily available.

The Trustees of the 360 Funds adopted the M3Sixty Consolidated Valuation Procedures on June 24, 2014, which established a Valuation Committee to work with the Advisor and report to the Board on securities being fair valued or manually priced. The Lead Chairman and Trustee for the 360 Funds, along with the Fund Principal Financial Officer and Chief Compliance Officer are members of the Valuation Committee which meets at least monthly or, as required, to review the interim actions and coordination with the Advisor in pricing fair valued securities, and consideration of any unresolved valuation issue or a request to change the methodology for manually pricing a security. In turn, the Lead Chairman provides updates to the Board at the regularly scheduled board meetings as well as interim updates to the board members on substantive changes in a daily valuation or methodology issue.

The following is a summary of the inputs used to value the Value Fund’s investments as of June 30, 2018:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$33,285,337	$—	$—	$33,285,337
Money Market Securities	579,016	—	—	579,016
Total	$33,864,353	$—	$—	$33,864,353

* Refer to the Schedule of Investments for industry classifications.

35

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS (continued)

The Value Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Value Fund did not hold any derivative instruments during the reporting period. During the year ended June 30, 2018, there were no transfers between levels. The Value Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

The following is a summary of the inputs used to value the Income Fund’s investments as of June 30, 2018:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$2,488,080	$—	$—	$2,488,080
Corporate Bonds	—	224,737	—	224,737
Foreign Bonds	—	—	74,220	74,220
Structured Notes	—	933,120	—	933,120
Money Market Securities	243,841	—	—	243,841
Total	$2,731,921	$1,157,857	$74,220	$3,963,998

*Refer to the Schedule of Investments for industry classifications.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

	Balance as of June 30, 2017	Realized gain (loss)	Amortization	Change in unrealized appreciation (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2018
Corporate Bonds	$107,545	$(346,193)	$—	$346,289	$—	$(107,641)	$—	$—	$—
Foreign Bonds	84,495	—	—	(10,275)	—	—	—	—	74,220
Promissory Notes	75,000	(675,000)	—	675,000	—	(75,000)	—	—	—
Total	$267,040	$(1,021,193)	$—	$1,011,014	$—	$(182,641)	$—	$—	$74,220

The following is a quantitative summary of the techniques and inputs used to fair value the Level 3 securities as of June 30, 2018:

Quantitative information about Level 3 fair value measurements
	Fair value at 06/30/2018	Valuation technique(s)	Unobservable input	Range (Weighted Average)
Foreign Bonds	$74,220	Asset based	Estimated value of potential litigation proceeds and tax refund (1)	20%-30%% of outstanding debt
			Marketability discount	34%

(1) A significant increase in this input in isolation would result in a significantly higher fair value measurement.

36

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS (continued)

The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at June 30, 2018 was $(10,275) as shown below.

Total Change in Unrealized Depreciation
Foreign Bonds	$(10,275)
Total	$(10,275)

The Income Fund did not hold any derivative instruments during the year ended June 30, 2018. See reconciliation of investments for Level 3 securities in chart above. The Income Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

There were transfers of foreign bonds from Level 2 to Level 3 during the year ended June 30, 2018 for the Income Fund. The value of the foreign bonds that were transferred between levels was $0. Transfers of foreign bonds between Level 2 and Level 3 as of June 30, 2018 for the Income Fund were due to foreign bonds being priced previously based on prices received from a pricing service using observable market data (Level 2) on previous valuation date but now being priced as determined by the Advisor using significant unobservable inputs (Level 3) on current valuation date.

The following is a summary of the inputs used to value the Dividend Growth Fund’s investments as of June 30, 2018:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$10,966,624	$—	$—	$10,966,624
Money Market Securities	78,364	—	—	78,364
Total	$11,044,988	$—	$—	$11,044,988

*Refer to the Schedule of Investments for industry classifications.

The Dividend Growth Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the year ended June 30, 2018, there were no transfers between levels. The Dividend Growth Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

37

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2018

NOTE 4. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2018, the Income Fund invested in structured notes which contain embedded derivatives. As of June 30, 2018, the location on the Statements of Assets and Liabilities for financial derivative instrument fair values is as follows:

Assets	Location	Derivatives	Total
Structured notes	Investments in securities, At fair value	$933,120	$933,120
Total Assets		$933,120	$933,120

Realized and unrealized gains and losses on derivatives contracts entered into by the Income Fund for the year ended June 30, 2018, are recorded in the following locations in the Statement of Operations:

Net change in unrealized appreciation on:	Location	Asset Derivatives	Total
Structured notes	Change in unrealized appreciation (depreciation) on investment securities and foreign currency	$211,851	$211,851
		$211,851	$211,851

Net realized loss on:	Location	Asset Derivatives	Total
Structured notes	Net realized gain (loss) on investment securities and foreign currency	$(603,382)	$(603,382)
		$(603,382)	$(603,382)

The Income Fund did not invest any liability derivatives during the year ended June 30, 2018. The Capital Value Fund and the Dividend Growth Fund did not invest in any derivatives during the year ended June 30, 2018.

38

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2018

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor serves as investment advisor to the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) with the Trust. Pursuant to the Advisory Agreement, the Advisor manages the operations of the Funds and manages the Funds’ investments in accordance with the stated policies of the Funds, subject to approval of the Board of Trustees.

In addition, the Funds have entered into an Expense Limitation Agreement under which the Advisor has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, shareholder servicing fees, extraordinary expenses, and, dividend and interest expenses in connection with securities sold short) to not more than 1.95% of the Funds’ average daily net assets through October 31, 2018, subject to the Advisor’s right to recoup payments on a rolling three-year basis, so long as the payments would not exceed the 1.95% expense cap.

Under the terms of the Advisory Agreement, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly. Please see the chart below for information regarding the management fee rates, management fees earned, fee waivers and recoupments, and expenses reimbursed during the year ended June 30, 2018, as well as amounts due to the Advisor at June 30, 2018.

	Value Fund	Income Fund	Dividend Growth Fund
Management fee under Advisory Agreement (as a percentage of average net assets)	1.21%	1.26%	1.26%
Expense limitation (as a percentage of average net assets)	1.95%	1.95%	1.95%
Management fees earned	$444,155	$61,504	$152,270
Fees recouped (waived) and (expenses reimbursed)	$—	$(65,700)	$(20,568)
Payable to Advisor	$34,166	$14,276	$11,373

Each waiver or reimbursement by the Advisor is subject to repayment by the Funds within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Funds are able to make the repayment without exceeding the expense limitations in effect at the time the expenses were waived or currently in effect, whichever is lower as described above.

The amounts subject to repayment by the Income Fund and Dividend Growth Fund, pursuant to the aforementioned conditions, are as follows:

Fund	Amount	Expires June 30,
Income Fund	$36,051	2019
Income Fund	$69,739	2020
Income Fund	$65,700	2021
Dividend Growth Fund	$37,010	2019
Dividend Growth Fund	$36,744	2020
Dividend Growth Fund	$20,568	2021

There are no amounts subject to repayment by the Value Fund.

39

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2018

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES (continued)

The Trust has entered into an Investment Company Services Agreement (the “Services Agreement”) with M3Sixty Administration, LLC (“M3Sixty”). Under the Services Agreement, M3Sixty is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Funds’ portfolio securities; (d) pricing the Funds’ shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Funds’ legal compliance; (j) maintaining shareholder account records.

For the year ended June 30, 2018, the Funds accrued servicing fees, including out of pocket expenses, as follows:

Fund	Service Fees
Value Fund	$104,259
Income Fund	$28,607
Dividend Growth Fund	$40,981

Certain officers and a Trustee of the Trust are also employees and/or officers of M3Sixty.

Matrix 360 Distributors, LLC (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the year ended June 30, 2018.

The Distributor is not affiliated with the Advisor. The Distributor is an affiliate of M3Sixty.

NOTE 6. LINE OF CREDIT

During the year ended June 30, 2018, the IMS Funds each respectively entered into an agreement with The Huntington National Bank, the custodian of the Funds’ investments, to open secured lines of credit secured by the Funds’ investments. Borrowings under this agreement bear interest at LIBOR plus 1.500%. Maximum borrowings for each Fund are lesser of $2,000,000 or 10.000% of the Fund’s daily market value. Total borrowings for the Funds cannot exceed $2,000,000 at any time. The current agreement expires on June 10, 2019.

	Value Fund	Income Fund	Dividend Growth Fund
Maximum available bank line of credit as of June 30, 2018	$2,000,000	$396,489	$1,104,499
Average borrowings for the period	$149,163	$57,656	$25,968
Average interest rate for the year	3.015%	3.015%	3.015%
Highest balance drawn during the year	$981,500	$748,060	$1,307,928
Interest rate at June 30, 2018	3.505%	3.505%	3.505%
Line of credit borrowing at June 30, 2018	$—	$—	$—

40

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2018

NOTE 7. INVESTMENTS

For the year ended June 30, 2018, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Value Fund	Income Fund	Dividend Growth Fund
Purchases
U.S. Government Obligations	$—	$—	$—
Other	14,483,799	35,396,165	3,295,399
Sales
U.S. Government Obligations	$—	$—	$—
Other	23,780,206	36,552,287	2,762,780

As of June 30, 2018, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Value Fund	Income Fund	Dividend Growth Fund
Gross Appreciation	$8,831,758	$36,132	$2,143,046
Gross (Depreciation)	(4,842,243)	(2,407,909)	(858,502)
Net Appreciation (Depreciation) on Investments	$3,989,515	$(2,371,777)	$1,284,544
Tax Cost	$29,874,838	$6,335,775	$9,760,444

For the Value Fund, the difference between book basis and tax basis unrealized appreciation (depreciation) of investments is primarily attributable to the tax deferral of losses on wash sales.

NOTE 8. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 9. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2018, National Financial Securities Corp. (“National Financial”) held, for the benefit of its customers, 37.49% of the Value Fund and 45.21% of the Dividend Growth Fund. As a result, National Financial may be deemed to control the Value Fund and Dividend Growth Fund. As of June 30, 2018, TD Ameritrade, Inc. (“Ameritrade”) held, for the benefit of its customers, 31.46% of the Value Fund, 25.36% of the Income Fund and 44.89% of the Dividend Growth Fund. As a result, Ameritrade may be deemed to control the Value Fund, Income Fund and Dividend Growth Fund.

41

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2018

NOTE 10. DISTRIBUTIONS TO SHAREHOLDERS

Value Fund – For the fiscal year ended June 30, 2018, the Value Fund paid distributions totaling $0.515335 per share.

The tax characterization of distributions for the fiscal year ended June 30, 2018 and for the fiscal year ended June 30, 2017 was as follows:

Distributions paid from:	Fiscal Year Ended June 30, 2018	Fiscal Year Ended June 30, 2017
Ordinary Income	$30,009	$—
Long-term Capital Gains	743,240	—
Total Distributions paid	$773,249	$—

Income Fund – For the fiscal year ended June 30, 2018, the Income Fund paid monthly distributions totaling $0.180 per share.

The tax characterization of distributions for fiscal year ended June 30, 2018 and for the fiscal year ended June 30, 2017 was as follows:

Distributions paid from:	Fiscal Year Ended June 30, 2018	Fiscal Year Ended June 30, 2017
Ordinary Income	$323,707	$620,984
Total Distributions paid	$323,707	$620,984

Dividend Growth Fund – For the fiscal year ended June 30, 2018, the Dividend Growth Fund paid distributions totaling $0.120 per share.

The tax characterization of distributions for the fiscal year ended June 30, 2018 and for the fiscal year ended June 30, 2017 was as follows:

Distributions paid from:	Fiscal Year Ended June 30, 2018	Fiscal Year Ended June 30, 2017
Ordinary Income	$84,089	$60,595
Return of Capital	5,815	—
Total Distributions paid	$89,904	$60,595

42

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2018

NOTE 10. DISTRIBUTIONS TO SHAREHOLDERS (continued)

The Funds’ tax basis distributable earnings are determined only at the end of each fiscal year. As of June 30, 2018, the Funds’ most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Value Fund	Income Fund	Dividend Growth Fund
Undistributed (accumulated ) ordinary income (losses)	$609,750	$9,441	$—
Deferred capital and other losses	(23,838)	(1,504,263)	—
Accumulated capital gains (losses)	2,596,512	(22,899,813)	—
Net unrealized appreciation (depreciation)	3,989,515	(2,371,777)	1,284,544
	$7,171,939	$(26,766,412)	$1,284,544

Under current law, capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For disclosure purposes, these deferrals are included in “accumulated capital gains (losses)” above.

As of June 30, 2018, deferred capital and other losses noted above consist of:

	Capital Loss Carryforwards	Post-October Capital Losses	Late Year Ordinary Losses
Value Fund	$—	$—	$23,838
Income Fund	22,899,813	1,504,263	—
Dividend Growth Fund	—	—	—

NOTE 11. CAPITAL LOSS CARRYFORWARDS

At June 30, 2018, for federal income tax purposes, the Funds have capital loss carryforwards, in the following amounts:

	Value Fund	Income Fund	Dividend Growth Fund
No expiration – short term	$—	$8,296,063	$—
No expiration – long term	—	11,925,424	—
Expires on June 30, 2019	—	2,678,326	—
	$—	$22,899,813	$—

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. Non-expiring carryforwards must be utilized prior to the utilization of carryforwards with expiration dates. During the year ended June 30, 2018, the Value Fund, Income Fund and Dividend Growth Fund utilized capital loss carryforwards of $0, $0 and $522,126, respectively. Capital loss carryforwards of $24,109,306 and $194,593 expired in the Income Fund and Dividend Growth Fund, respectively.

43

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2018

NOTE 12. RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Income Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Advisor or pursuant to the Fund’s fair value policy, subject to oversight by the Board of Trustees. The Income Fund has acquired securities, the sale of which is restricted under Rule 144A or Regulation S the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

At June 30, 2018, the aggregate value of such securities amounted to $74,220 and the value amounts to 1.89% of the net assets of the Income Fund.

	Acquisition Date	Shares or Principal Amount	Amortized Cost	Fair Value
Cash Store Financial Services, Inc. 11.500%,
01/31/2017, 144A	5/21/2012(a)	$1,289,000	1,120,977	$74,220
Newland International Properties Corp., 9.500%,
07/03/2017, 144A	6/3/2011	486,963	471,429	—
Newland International Properties Corp., 9.500%,
07/03/2017, Reg S	6/3/2011	297,010	288,941	—
			$1,881,347	$74,220

(a)     Purchased on various dates beginning 05/21/2012.

NOTE 13. SUBSEQUENT EVENTS

On July 16, 2018, the Income Fund declared a dividend of $16,036, which was payable on July 16, 2018. On August 15, 2018, the Income Fund declared a dividend of $31,224, which was payable on August 15, 2018.

Management has evaluated subsequent events through the issuance of the financial statements and has noted no other such events that would require disclosure.

NOTE 14. INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

IMS Family of Funds, each a Series of the 360 Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of IMS Capital Value Fund, IMS Strategic Income Fund and IMS Dividend Growth Fund, (the “Funds”) each a series of the 360 Funds, including the schedules of investments, as of June 30, 2018, the related statements of operations for the year then ended, the statement of cash flows for the IMS Strategic Income Fund for the year then ended, the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2018, the results of their operations and cash flows for the IMS Strategic Income Fund for the year then ended, the changes in their net assets and financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the years in the three-year period ended June 30, 2016, were audited by other auditors whose report dated August 29, 2016, contained an unmodified opinion on those financial statements.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditors since 2017 Abington, Pennsylvania August 28, 2018

45

TRUSTEES AND OFFICERS – (Unaudited)

The Trustees are responsible for the management and supervision of the Funds. The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Funds; and oversee activities of the Funds. This section provides information about the persons who serve as Trustees and Officers to the Trust and Funds, respectively. The Statement of Additional Information for each Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at (800) 934-5550.

Trustees and Officers. Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Funds, and their principal occupation during the past five years. As described above under “Description of the Trust”, each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table. The address of each trustee and officer is 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Art Falk YOB: 1937	Trustee and Independent Chairman	Since 2011	Retired. President, Murray Hill Financial Marketing, (financial marketing consultant) (1990–2012).	Twelve	None
Thomas Krausz* YOB: 1944	Trustee	Since 2011	Mr. Krausz has been an independent management consultant to private enterprises since 2007.	Twelve	None
Tom M. Wirtshafter YOB: 1954	Trustee	Since 2011	Senior Vice President, American Portfolios Financial Services, (broker-dealer), American Portfolios Advisors (investment adviser) (2009–Present).	Twelve	None
Gary DiCenzo YOB: 1962	Trustee	Since 2014	Chief Executive Officer, Cognios Capital (investment management firm) (2015–present); President and CEO, IMC Group, LLC (asset management firm consultant) (2010–2015).	Twelve	None
Interested Trustee**
Randall K. Linscott YOB: 1971	President	Since 2013	Chief Executive Officer, M3Sixty Administration, LLC (2013 – present); Chief Operating Officer, M3Sixty Administration, LLC (2011–2013); Division Vice President, Boston Financial Data Services, (2005–2011).	Twelve	N/A

* Resigned as Independent Trustee effective July 13, 2018.

** The Interested Trustee is an Interested Trustee because he is an officer and employee of the Administrator.

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Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
Andras P. Teleki YOB: 1971	Chief Compliance Officer and Secretary	Since 2015	Chief Legal Officer, M3Sixty Administration, LLC, M3Sixty Holdings, LLC, Matrix 360 Distributors, LLC and M3Sixty Advisors, LLC (2015–present); Chief Compliance Officer and Secretary, M3Sixty Funds Trust (2016– present); Chief Compliance Officer and Secretary, WP Trust (2016- present); Secretary and Assistant Treasurer, Capital Management Investment Trust (2015); Partner, K&L Gates, (2009–2015).	N/A	N/A
Brandon J. Byrd YOB: 1981	Assistant Secretary and Anti-Money Laundering Officer; Vice President	Since 2013 Since 2018	Chief Operating Officer, M3Sixty Administration, LLC (2013–present); Anti-Money Laundering Compliance Officer, Monteagle Funds (2015–2016); Division Manager - Client Service Officer, Boston Financial Data Services (mutual find service provider) (2010–2012).	N/A	N/A
Justin J. Thompson YOB: 1983	Treasurer	Since 2017	Director of Fund Accounting & Administration, M3Sixty Administration, LLC (September 2017–present); Fund Accountant, M3Sixty Administration, LLC (June 2016–September 2017); Core Accounting Officer, State Street Bank (2014–June 2016); Client Operations and Core Accounting Manager. State Street Bank (2012–2014).	N/A	N/A

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Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers (continued)
Larry E. Beaver, Jr. YOB: 1969	Assistant Treasurer	Since 2017	Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017–Present); Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2005-2017); Chief Accounting Officer, Amidex Funds, Inc. (2003–Present); Assistant Treasurer, Capital Management Investment Trust (July 2017–Present); Assistant Treasurer, M3Sixty Funds Trust (July 2017–Present; Assistant Treasurer, WP Funds Trust (July 2017–Present); Treasurer and Assistant Secretary, Capital Management Investment Trust (2008–-2017); Treasurer, 360 Funds (2007–2017); Treasurer, M3Sixty Funds Trust (2015–2017); Treasurer, WP Trust (2015–2017); Treasurer and Chief Financial Officer, Monteagle Funds (2008–2016).	N/A	N/A
John H. Lively YOB: 1969	Assistant Secretary	Since 2018	Managing Partner, Practus, LLP (law firm) (2018-present); The Law Offices of John H. Lively & Associates, Inc. (law firm) (2010-present).	N/A	N/A
Ted Akins YOB: 1974	Assistant Secretary	Since 2018	Vice President of Operations, M3Sixty Administration, LLC (2012-present).	N/A	N/A

Remuneration Paid to Trustees and Officers - Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust, including Matrix 360 Distributors, LLC and M3Sixty Administration LLC. Each Trustee who is not an “interested person” receives a fee of $1,500 each year plus $200 per Board or committee meeting attended. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

Name of Trustee[1]	Aggregate Compensation From the IMS Family of Funds[2]	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the IMS Family of Funds Paid to Trustees[2]
Independent Trustees
Art Falk	$ 6,775	None	None	$ 6,775
Thomas Krausz[3]	$ 7,500	None	None	$ 7,500
Tom M. Wirtshafter	$ 5,175	None	None	$ 5,175
Gary DiCenzo	$ 5,175	None	None	$ 5,175

Interested Trustee

Randall K. Linscott	None	None	None	None

1 Each of the Trustees serves as a Trustee to three (3) IMS Family of Funds of the Trust. The Trust currently offers twelve (12) series of shares.

2 Figures are for the year ended June 30, 2018.

3 Resigned as Independent Trustee effective July 13, 2018.

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OTHER INFORMATION (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 934-5550 to request a copy of the SAI or to make shareholder inquiries.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 934-5550; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling (800) 934-5550; and on the Commission’s website at http://www.sec.gov.

Shareholder Tax Information - The Funds are required to advise you within 60 days of the Fund’s fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year. For the fiscal year ended June 30, 2018, certain distributions paid by the Funds may be subject to a maximum tax rate of 20%. The Value Fund, Income Fund and Dividend Growth Fund intend to designate up to a maximum amount of $773,249, $323,707 and $89,904, respectively, as taxed at a maximum rate of 20%.

Tax information is reported from the Funds’ fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2019 to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their own tax advisors.

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Approval of the Advisory Agreement Renewal for the IMS Capital Value Fund, IMS Strategic Income Fund and IMS Dividend Growth Fund

At a meeting held on April 26, 2018 (the “Meeting”), the Board of Trustees (the “Board”) considered the approval of the renewal of the Investment Advisory Agreement between the Trust and IMS Capital Management, Inc. (the “Adviser”) in regard to the IMS Capital Value Fund (the “IMS Value Fund”), the IMS Strategic Income Fund (the “IMS Income Fund”) and the IMS Dividend Growth Fund (the “IMS Growth Fund,” together with the IMS Value Fund and the IMS Income Fund, the “IMS Funds”) (the “Advisory Agreement”).

Legal Counsel to the Trust (“Counsel”) reviewed with the Board a memorandum from Counsel and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Advisory Agreement between the Trust and the Adviser with respect to the IMS Funds. A copy of this memorandum was circulated to the Trustees in advance of the Meeting. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the Advisory Agreement, including the following material factors: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the IMS Funds; (iii) the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the IMS Funds; (iv) the extent to which economies of scale would be realized if the IMS Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the IMS Funds’ investors; and (v) the Adviser’s practices regarding possible conflicts of interest and other benefits derived by the Adviser.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented to the Board in the Adviser’s presentation earlier in the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Advisory Agreement, including: (i) reports regarding the services and support provided to the IMS Funds and their shareholders by the Adviser; (ii) quarterly assessments of the investment performance of the IMS Funds from the Adviser; (iii) periodic commentary on the reasons for the performance; (iv) presentations by the IMS Funds’ management addressing the Adviser’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the IMS Funds and the Adviser; (vi) disclosure information contained in the registration statement of the Trust with respect to the IMS Funds and the Form ADV of the Adviser; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

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The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the IMS Funds, information on investment advice, performance, summaries of IMS Funds’ expenses, compliance program, current legal matters and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the IMS Funds; (iii) the anticipated effect of size on the IMS Funds’ performance and expenses; and (iv) benefits to be realized by the Adviser from its relationship with the IMS Funds. The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory Agreement and each Trustee may have afforded different weight to the various factors.

(1)       The nature, extent, and quality of the services to be provided by the Adviser.

In this regard, the Board considered the responsibilities the Adviser would have under the Advisory Agreement with respect to each of the IMS Funds. The Board reviewed the services to be provided by the Adviser to the IMS Funds including, without limitation: the Adviser’s processes for formulating investment recommendations and assuring compliance with the IMS Funds’ investment objectives and limitations; its coordination of services for the IMS Funds among the IMS Funds’ service providers; and the anticipated efforts to promote the IMS Funds, grow assets and assist in the distribution of IMS Funds’ shares. The Board considered: the Adviser’s staffing, personnel and methods of operating; the education and experience of the Adviser’s personnel; and the Adviser’s compliance program, policies and procedures. After reviewing the foregoing and further information provided by the Adviser, the Board concluded that the nature, extent and quality of the services to be provided by the Adviser were satisfactory and adequate for the IMS Funds.

(2)       Investment Performance of the IMS Funds and the Adviser.

In considering the investment performance of the IMS Funds and the Adviser, the Trustees compared the short- and long-term performance of each IMS Fund with the performance of its benchmark index, or indices, as applicable, comparable funds with similar objectives and size managed by other investment advisers and comparable peer group indices (e.g., Morningstar category medians). The Trustees also considered the consistency of the Adviser’s management of each IMS Fund with its investment objective and policies. With regard to the IMS Value Fund, the Board noted that the IMS Value Fund had underperformed its category mean for the 1-year, 3-year, 5-year and 10-years periods ended March 31, 2018. The Board also considered recent performance for shorter periods of time. The Board also considered the performance of the IMS Value Fund relative to its standard benchmark (the S&P 500 Total Return Index) and noted that the IMS Value Fund had underperformed for the 1-year, 3-year, 5-year and 10-year as of February 28, 2018. With regard to the IMS Income Fund, the Board noted that the IMS Income Fund had significantly underperformed its category mean for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2018. The Board also considered recent performance for shorter periods of time. The Board also considered the performance of the IMS Income Fund relative to its standard benchmark (the Barclays Capital Aggregate Bond Index) and noted that the IMS Income Fund had underperformed for the 1-year, 3-year, 5-year and 10-year periods ended February 28, 2018. With regard to the IMS Growth Fund, the Board noted that the IMS Growth Fund had underperformed its category mean for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2018. The Board also considered recent performance for shorter periods of time. The Board also considered the performance of the IMS Growth Fund relative to its standard benchmark (the S&P 500 Total Return Index) and noted that the IMS Growth Fund had underperformed for the 1-year, 3-year, 5-year and 10-year periods ended February 28, 2018. The Board considered the reasons for the underperformance of each of the IMS Funds and extensively discussed the same with the Adviser’s management to understand the drivers of the performance. Based on the foregoing, the Board concluded that the investment performance information presented for each of the IMS Funds was acceptable at this time although it noted that it was important for it to continue to closely monitor the performance.

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(3)	The costs of the services to be provided and profits to be realized by the Adviser from the relationship with the IMS Funds.

In considering the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the IMS Funds, the Trustees considered: the Adviser’s staffing, personnel and methods of operating; the financial condition of the Adviser and the level of commitment to the Adviser by the Adviser and its principals; the expected asset levels of the IMS Funds; and the projected overall expenses of the IMS Funds. The Trustees considered financial statements of the Adviser and discussed the financial stability and productivity of the firm. The Trustees considered the fees and expenses of the IMS Value Fund (including the management fee) relative to its category. The Trustees noted that the management fee for the IMS Value Fund was above the category mean, but well within the range for the category that was considered. The Trustees next considered the fees and expenses of the IMS Income Fund (including the management fee) relative to its category. The Trustees noted that the management fee for the IMS Income Fund was above the category mean, but well within the range for the category that was considered. The Trustees then considered the fees and expenses of the IMS Growth Fund (including the management fee) relative to its category. The Trustees noted that the management fee for the IMS Growth Fund was above the category mean, but well within the range for the category that was considered Following this analysis and upon further consideration and discussion of the foregoing, the Board concluded that the fees paid to the Adviser by each of the IMS Funds was fair and reasonable.

(4)	The extent to which economies of scale would be realized as the IMS Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the IMS Funds’ investors.

In this regard, the Board considered the IMS Funds’ fee arrangements with the Adviser. The Trustees determined that although the management fee would stay the same as asset levels increased, the shareholders of the IMS Growth Fund and the IMS Income Fund would benefit from the expense limitation arrangement for such IMS Funds. The Trustees noted that while a breakpoint schedule in an advisory agreement could be beneficial, such a feature to the fee schedule only had benefits if the particular fund’s assets were sufficient to realize the effect of the breakpoint. The Trustees noted that obtaining lower expenses for the shareholders of the IMS Growth Fund and the IMS Income Fund would be realized immediately with the expense limitation arrangements. The Trustees noted that the assurance that the expense limitation arrangements in place were of value to those IMS Funds. The Trustees noted that the assets of the IMS Growth Fund and of the IMS Income Fund were at such levels that the expense limitation arrangements currently were providing benefits to the respective Fund’s shareholders. The Trustees noted that the IMS Value Fund was currently operating at an expense level that was below the contractual cap and, as a result, that Fund did not actually enjoy similar benefits to the other IMS Funds associated with the expense limitation arrangement; however, the Trustees noted that the assurance of having the expense arrangement in place provided value to the IMS Value Fund. The Trustees also noted that the IMS Funds would benefit from economies of scale under its agreements with some of its service providers other than the Adviser as fees that were in place with those other service providers were either fixed or essentially semi-fixed, and the Board considered the Adviser’s efforts to work with M3Sixty to secure such arrangements for the IMS Funds. Following further discussion of the IMS Funds’ expected asset levels, expectations for growth and levels of fees, the Board determined that the IMS Funds’ fee arrangements, in light of all the facts and circumstances, were fair and reasonable and that the expense limitation arrangements provided potential savings or protection for the benefit of the IMS Funds’ investors.

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(5)       Possible conflicts of interest and benefits derived by the Adviser.

In considering the Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as: the experience and ability of the advisory and compliance personnel assigned to the IMS Funds; the basis of decisions to buy or sell securities for the IMS Funds; and the substance and administration of the Adviser’s code of ethics. Based on the foregoing, the Board determined that the Adviser’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory. The Trustees noted that there were no benefits identified by the Adviser to the Board other than the advisory fees received under the Advisory Agreement.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined that the compensation payable under the Advisory Agreement with respect to the IMS Funds was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they resolved to approve the Advisory Agreement with respect to the IMS Funds.

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360 FUNDS

4300 Shawnee Mission Parkway
Suite 100
Fairway, KS 66205

INVESTMENT ADVISOR

IMS Capital Management, Inc.
8995 S.E. Otty Road,
Portland, OR 97086

ADMINISTRATOR & TRANSFER AGENT

M3Sixty Administration, LLC
4300 Shawnee Mission Parkway
Suite 100
Fairway, KS 66205

DISTRIBUTOR

Matrix 360 Distributors, LLC
4300 Shawnee Mission Parkway
Suite 100
Fairway, KS 66205

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company
1514 Old York Road
Abington, PA 19001

LEGAL COUNSEL

Practus, LLP

11300 Tomahawk Creek Parkway
Suite 310
Leawood, KS 66211

CUSTODIAN BANK

Huntington National Bank
41 South Street
Columbus, OH 43125

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

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ITEM 2.	CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.
(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that Tom Wirtshafter serves on its audit committee as the “audit committee financial expert” as defined in Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $30,000 and $30,000 with respect to the registrant’s fiscal years ended June 30, 2018 and June 30, 2017, respectively.

(b)	Audit-Related Fees. There were no fees billed during the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)

Tax Fees. The aggregate fees billed in the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $6,000 and $6,000 with respect to the registrant’s fiscal years ended June 30, 2018 and June 30, 2017, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)

All Other Fees. The aggregate fees billed in last fiscal year for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended June 30, 2018 and $0 for the fiscal year ended June 30, 2017 for the IMS Family of Funds, and were for the auditor’s consent on the registration statement and the review of the semi-annual financial report.

(e)(1)

The audit committee does not have pre-approval policies and procedures.  Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

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(f)

Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the last two fiscal years ended June 30, 2017 and June 30, 2016 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULES OF INVESTMENTS

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

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ITEM 13.	EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

360 Funds

By: Randy Linscott	/s/ Randy Linscott
Principal Executive Officer,
Date: September 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Randy Linscott	/s/ Randy Linscott
Principal Executive Officer
Date: September 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Justin Thompson	/s/ Justin Thompson
Principal Financial Officer
Date: September 5, 2018